EX-99.906CERT

Section 906 Certifications


                        CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

                               AS ADOPTED PURSUANT TO

                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003



         JOHN V. MURPHY, Chief Executive Officer, and BRIAN W. WIXTED, Chief Financial Officer, of Oppenheimer Main Street Small Cap Fund/VA (the "Registrant"), each certify to the best of his or her knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of
Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.



Chief Executive Officer                              Chief Financial Officer

Oppenheimer Main Street                              Oppenheimer Main Street
Small Cap Fund/VA                                    Small Cap Fund/VA


/s/John V. Murphy                                    /s/Brian W. Wixted
----------------------------                         ---------------------------
John V. Murphy                                       Brian W. Wixted

Date: 2/11/04                                        Date: 2/11/04